Exhibit (d.5)

SCHEDULE A

Master Advisory Fee Waiver Agreement for iShares Trust

(Amended as of May 19, 2020)

(all percentages are expressed as a percentage of average daily net assets)

Ticker	Fund	Advisory Fee Waiver	Last Day of Term
AAXJ	iShares MSCI All Country Asia ex Japan ETF	With respect to the Fund, an amount equal to the aggregate Acquired Fund Fees and	November 30, 2021
Expenses (as defined by the SEC in the instructions to form N-1A), if any, attributable to investments by the Fund in other series of iShares Trust and iShares, Inc.

EMIF	iShares Emerging Markets Infrastructure ETF	With respect to the Fund, an amount equal to the aggregate Acquired Fund Fees and	July 31, 2022
Expenses (as defined by the SEC in the instructions to form N-1A), if any, attributable to investments by the Fund in other series of iShares Trust and iShares, Inc.
MUB	iShares National Muni Bond ETF	With respect to the Fund, an amount equal to the aggregate Acquired Fund Fees and	June 30, 2026
Expenses (as defined by the SEC in the instructions to form N-1A), if any, attributable to investments by the Fund in other series of iShares Trust and iShares, Inc.

MBB	iShares MBS ETF	With respect to the Fund, a portion of its management fee such that the Fund's total annual	February 29, 2024
fund operating expenses after fee waiver will not exceed 0.06%.
ACWI	iShares MSCI ACWI ETF	With respect to the Fund, an amount equal to the aggregate Acquired Fund Fees and	November 30, 2021
Expenses (as defined by the SEC in the instructions to form N-1A), if any, attributable to investments by the Fund in other series of iShares Trust and iShares, Inc.
ACWX	iShares MSCI ACWI ex U.S. ETF	With respect to the Fund, an amount equal to the aggregate Acquired Fund Fees and	November 30, 2021
Expenses (as defined by the SEC in the instructions to form N-1A), if any, attributable to investments by the Fund in other series of iShares Trust and iShares, Inc.
IXUS	iShares Core MSCI Total International Stock	With respect to the Fund, an amount equal to the aggregate Acquired Fund Fees and	November 30, 2021
	ETF	Expenses (as defined by the SEC in the instructions to form N-1A), if any, attributable to investments by the Fund in other series of iShares Trust and iShares, Inc.
.

HEFA	iShares Currency Hedged MSCI EAFE ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its	November 30, 2020
management fees so that the Fund's total annual fund operating expenses after fee waiver is equal to the Acquired Fund Fees and Expenses attributable to the Fund's investment in the
iShares MSCI EAFE ETF (EFA), after taking into account any fee waivers by EFA, plus
0.03%.

HEWG	iShares Currency Hedged MSCI Germany ETF	With respect to the Fund, an amount equal to the aggregate Acquired Fund Fees and	December 31, 2025
Expenses (as defined by the SEC in the instructions to form N-1A), if any, attributable to investments by the Fund in other series of iShares Trust and iShares, Inc., provided that the waiver be no greater than the Fund's management fee of 0.53%.
HEWJ	iShares Currency Hedged MSCI Japan ETF	With respect to the Fund, an amount equal to the Acquired Fund Fees and Expenses (as	December 31, 2020
defined by the SEC in the instructions to form N-1A), if any, attributable to the Fund's investments in other series of iShares Trust and iShares, Inc., provided that the waiver be no greater than the Fund's management fee (0.53%).
With respect to the Fund, an additional amount such that the Fund's total annual fund operating expenses after fee waiver will be equal to the greater of Acquired Fund Fees and
Expenses or 0.48%.

HEZU	iShares Currency Hedged MSCI Eurozone ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its	December 31, 2020
management fees so that the Fund's total annual fund operating expenses after fee waiver is equal to the Acquired Fund Fees and Expenses attributable to the Fund's investment in the
iShares MSCI Eurozone ETF (EZU), after taking into account any fee waivers by EZU, plus 0.03%.
HAWX	iShares Currency Hedged MSCI ACWI ex U.S.	With respect to the Fund, BFA has contractually agreed to waive a portion of its	November 30, 2020
	ETF	management fees so that the Fund's total annual fund operating expenses after fee waiver is equal to the Acquired Fund Fees and Expenses attributable to the Fund's investment in the
iShares MSCI ACWI ex U.S. ETF (ACWX), after taking into account any fee waivers by
ACWX,plus 0.03%.

HAUD	iShares Currency Hedged MSCI Australia ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its	December 31, 2020
management fees so that the Fund's total annual fund operating expenses after fee waiver is equal to the Acquired Fund Fees and Expenses attributable to the Fund's investment in the
iShares MSCI Australia ETF (EWA), after taking into account any fee waivers by EWA, plus 0.03%.

HEWC	iShares Currency Hedged MSCI Canada ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its	December 31, 2020
management fees so that the Fund's total annual fund operating expenses after fee waiver is equal to the Acquired Fund Fees and Expenses attributable to the Fund's investment in the
iShares MSCI Canada ETF (EWC), after taking into account any fee waivers by EWC, plus
0.03%.

HSCZ	iShares Currency Hedged MSCI EAFE Small-	With respect to the Fund, BFA has contractually agreed to waive a portion of its	November 30, 2020
	Cap ETF	management fees so that the Fund's total annual fund operating expenses after fee waiver is equal to the Acquired Fund Fees and Expenses attributable to the Fund's investment in the iShares MSCI EAFE Small-Cap ETF (SCZ), after taking into account any fee waivers by SCZ, plus 0.03%.

HEWW	iShares Currency Hedged MSCI Mexico ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its	December 31, 2020
management fees so that the Fund's total annual fund operating expenses after fee waiveris equal to the Acquired Fund Fees and Expenses attributable to the Fund's investment in the
iShares MSCI Mexico Capped ETF (EWW), after taking into account any fee waivers by
EWW, plus 0.03%.

HEWP	iShares Currency Hedged MSCI Spain ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its	December 31, 2020
management fees so that the Fund's total annual fund operating expenses after fee waiver is equal to the Acquired Fund Fees and Expenses attributable to the Fund's investment in the
iShares MSCI Spain Capped ETF (EWP), after taking into account any fee waivers by
EWP, plus 0.03%.

HEWL	iShares Currency Hedged MSCI Switzerland	With respect to the Fund, BFA has contractually agreed to waive a portion of its	December 31, 2020
	ETF	management fees so that the Fund's total annual fund operating expenses after fee waiver is equal to the Acquired Fund Fees and Expenses attributable to the Fund's investment in the
iShares MSCI Switzerland Capped ETF (EWL), after taking into account any fee waivers by EWL, plus 0.03%.

HEWI	iShares Currency Hedged MSCI Italy ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its	December 31, 2020
management fees so that the Fund's total annual fund operating expenses after this fee waiver is equal to the Acquired Fund Fees and Expenses attributable to the Fund's investment in the iShares MSCI Italy Capped ETF (EWI), after taking into account any fee waivers by EWI, plus 0.03%.

		In addition, with respect to the Fund, a reduction in the management fee by an additional	December 31, 2020
amount equal to 0.03%.

HEWY	iShares Currency Hedged MSCI South Korea	With respect to the Fund, BFA has contractually agreed to waive a portion of its	December 31, 2020
	ETF	management fees so that the Fund's total annual fund operating expenses after this fee waiver is equal to the Acquired Fund Fees and Expenses attributable to the Fund's investment in the iShares MSCI South Korea Capped ETF (EWY), after taking into account any fee waivers by EWY, plus 0.03%.

		In addition, with respect to the Fund, a reduction in the management fee by an additional	December 31, 2020
amount equal to 0.03%.

HEWU	iShares Currency Hedged MSCI United	With respect to the Fund, BFA has contractually agreed to waive a portion of its	December 31, 2020
	Kingdom ETF	management fees so that the Fund's total annual fund operating expenses after this fee waiver is equal to the Acquired Fund Fees and Expenses attributable to the Fund's investment in the iShares MSCI United Kingdom ETF (EWU), after taking into account any fee waivers by EWU, plus 0.03%.

		In addition, with respect to the Fund, a reduction in the management fee by an additional	December 31, 2020
amount equal to 0.03%.

HJPX	iShares Currency Hedged JPX-Nikkei 400 ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its	July 31, 2020
management fees so that the Fund's total annual fund operating expenses after fee waiver is equal to the Acquired Fund Fees and Expenses attributable to the Fund's investment in the
iShares JPX-Nikkei 400 ETF (JPXN), after taking into account any fee waivers by JPXN.

FIBR	iShares Edge U.S. Fixed Income Balanced Risk	With respect to the Fund, an amount equal to the aggregate Acquired Fund Fees and	February 29, 2024
	ETF	Expenses (as defined by the SEC in the instructions to form N-1A), if any, attributable to investments by the Fund in other registered investment companies advised by BFA, or its affiliates.

DEFA	iShares Adaptive Currency Hedged MSCI	With respect to the Fund, BFA has contractually agreed to waive a portion of its	November 30, 2020
	EAFE ETF	management fees so that the Fund's total annual fund operating expenses after fee waiver is equal to the Acquired Fund Fees and Expenses attributable to the Fund's investment in the
iShares MSCI EAFE ETF (EFA), after taking into account any fee waivers by EFA, plus
0.03%.

IBDC	iShares iBonds Mar 2020 Term Corporate ETF	With respect to the Fund, an amount equal to the aggregate Acquired Fund Fees and	Upon the termination
		Expenses (as defined by the SEC in the instructions to form N-1A), if any, attributable to	date of the fund
investments by the Fund in other funds advised by BFA or its affiliates.
IBDL	iShares iBonds Dec 2020 Term Corporate ETF	With respect to the Fund, an amount equal to the aggregate Acquired Fund Fees and	Upon the termination
		Expenses (as defined by the SEC in the instructions to form N-1A), if any, attributable to	date of the fund
investments by the Fund in other funds advised by BFA or its affiliates.
IBDM	iShares iBonds Dec 2021 Term Corporate ETF	With respect to the Fund, an amount equal to the aggregate Acquired Fund Fees and	Upon the termination
		Expenses (as defined by the SEC in the instructions to form N-1A), if any, attributable to	date of the fund
investments by the Fund in other funds advised by BFA or its affiliates.
IBDN	iShares iBonds Dec 2022 Term Corporate ETF	With respect to the Fund, an amount equal to the aggregate Acquired Fund Fees and	Upon the termination
		Expenses (as defined by the SEC in the instructions to form N-1A), if any, attributable to	date of the fund
investments by the Fund in other funds advised by BFA or its affiliates.
IBDD	iShares iBonds Mar 2023 Term Corporate ETF	With respect to the Fund, an amount equal to the aggregate Acquired Fund Fees and	Upon the termination
		Expenses (as defined by the SEC in the instructions to form N-1A), if any, attributable to	date of the fund
investments by the Fund in other funds advised by BFA or its affiliates.
IBDO	iShares iBonds Dec 2023 Term Corporate ETF	With respect to the Fund, an amount equal to the aggregate Acquired Fund Fees and	Upon the termination
		Expenses (as defined by the SEC in the instructions to form N-1A), if any, attributable to	date of the fund
investments by the Fund in other funds advised by BFA or its affiliates.
IBDP	iShares iBonds Dec 2024 Term Corporate ETF	With respect to the Fund, an amount equal to the aggregate Acquired Fund Fees and	Upon the termination
		Expenses (as defined by the SEC in the instructions to form N-1A), if any, attributable to	date of the fund
investments by the Fund in other funds advised by BFA or its affiliates.
IBDQ	iShares iBonds Dec 2025 Term Corporate ETF	With respect to the Fund, an amount equal to the aggregate Acquired Fund Fees and	Upon the termination
		Expenses (as defined by the SEC in the instructions to form N-1A), if any, attributable to	date of the fund
investments by the Fund in other funds advised by BFA or its affiliates.
IBDR	iShares iBonds Dec 2026 Term Corporate ETF	With respect to the Fund, an amount equal to the aggregate Acquired Fund Fees and	Upon the termination
		Expenses (as defined by the SEC in the instructions to form N-1A), if any, attributable to	date of the fund
investments by the Fund in other funds advised by BFA or its affiliates.

IBDS	iShares iBonds Dec 2027 Term Corporate ETF	With respect to the Fund, an amount equal to the aggregate Acquired Fund Fees and	Upon the termination
		Expenses (as defined by the SEC in the instructions to form N-1A), if any, attributable to	date of the fund
investments by the Fund in other funds advised by BFA or its affiliates.
IBDT	iShares iBonds Dec 2028 Term Corporate ETF	With respect to the Fund, an amount equal to the aggregate Acquired Fund Fees and	Upon the termination
		Expenses (as defined by the SEC in the instructions to form N-1A), if any, attributable to	date of the fund
investments by the Fund in other funds advised by BFA or its affiliates.
IBCD	iShares iBonds Mar 2020 Term Corporate ex-	With respect to the Fund, an amount equal to the aggregate Acquired Fund Fees and	Upon the termination
	Financials ETF	Expenses (as defined by the SEC in the instructions to form N-1A), if any, attributable to	date of the fund
investments by the Fund in other funds advised by BFA or its affiliates.
IBCE	iShares iBonds Mar 2023 Term Corporate ex-	With respect to the Fund, an amount equal to the aggregate Acquired Fund Fees and	Upon the termination
	Financials ETF	Expenses (as defined by the SEC in the instructions to form N-1A), if any, attributable to	date of the fund
investments by the Fund in other funds advised by BFA or its affiliates.
EFAV	iShares Edge MSCI Min Vol EAFE ETF	With respect to the Fund, a portion of its management fee such that the Fund's total annual	November 30, 2021
fund operating expenses after fee waiver will not exceed 0.20%.
IYLD	iShares Morningstar Multi-Asset Income ETF	With respect to the Fund, a portion of its management fee such that the Fund's total annual	November 30, 2021
fund operating expenses after fee waiver will not exceed 0.60%.
GNMA	iShares GNMA Bond ETF	With respect to the Fund, an amount equal to the aggregate Acquired Fund Fees and	February 29, 2024
Expenses (as defined by the SEC in the instructions to form N-1A), if any, attributable to investments by the Fund in other registered investment companies.
AGG	iShares Core U.S. Aggregate Bond ETF	With respect to the Fund, an amount equal to the aggregate Acquired Fund Fees and	June 30, 2026
Expenses (as defined by the SEC in the instructions to form N-1A), if any, attributable to investments by the Fund in other registered investment companies advised by BFA, or its affiliates.
ISTB	iShares Core 1-5 Year USD Bond ETF	With respect to the Fund, an amount equal to the aggregate Acquired Fund Fees and	February 29, 2024
Expenses (as defined by the SEC in the instructions to form N-1A), if any, attributable to investments by the Fund in other registered investment companies advised by BFA, or its affiliates.
IUSB	iShares Core Total USD Bond Market ETF	With respect to the Fund, an amount equal to the aggregate Acquired Fund Fees and	February 29, 2024
Expenses (as defined by the SEC in the instructions to form N-1A), if any, attributable to investments by the Fund in other registered investment companies advised by BFA, or its affiliates.
ACWF	iShares Edge MSCI Multifactor Global ETF	With respect to the Fund, an amount equal to the aggregate Acquired Fund Fees and	November 30, 2025
Expenses (as defined by the SEC in the instructions to form N-1A), if any, attributable to investments by the Fund in other series of iShares Trust and iShares, Inc.
IMTB	iShares Core 5-10 Year USD Bond ETF	With respect to the Fund, an amount equal to the aggregate Acquired Fund Fees and	February 28, 2021
Expenses (as defined by the SEC in the instructions to form N-1A), if any, attributable to investments by the Fund in other registered investment companies advised by BFA, or its affiliates
AOK	iShares Core Conservative Allocation ETF	With respect to the Fund, an amount equal to the aggregate Acquired Fund Fees and	November 30, 2021
Expenses (as defined by the SEC in the instructions to form N-1A), if any, attributable to investments by the Fund in other series of iShares Trust and iShares, Inc.
AOM	iShares Core Moderate Allocation ETF	With respect to the Fund, an amount equal to the aggregate Acquired Fund Fees and	November 30, 2021
Expenses (as defined by the SEC in the instructions to form N-1A), if any, attributable to investments by the Fund in other series of iShares Trust and iShares, Inc.

AOR	iShares Core Growth Allocation ETF	With respect to the Fund, an amount equal to the aggregate Acquired Fund Fees and	November 30, 2021
Expenses (as defined by the SEC in the instructions to form N-1A), if any, attributable to investments by the Fund in other series of iShares Trust and iShares, Inc.
AOA	iShares Core Aggressive Allocation ETF	With respect to the Fund, an amount equal to the aggregate Acquired Fund Fees and	November 30, 2021
Expenses (as defined by the SEC in the instructions to form N-1A), if any, attributable to investments by the Fund in other series of iShares Trust and iShares, Inc.
SMMD	iShares Russell 2500 ETF	With respect to the Fund, an amount equal to the Acquired Fund Fees and Expenses (as	July 31, 2022
defined by the SEC in the instructions to form N-1A), if any, attributable to the Fund's investments in other series of iShares Trust and iShares, Inc., provided that the waiver be no greater than the Fund's management fee (0.15%).

BYLD	iShares Yield Optimized Bond ETF	0.28%	February 28, 2021

BGRN	iShares Global Green Bond ETF	With respect to the Fund, a portion of its management fee such that the Fund's total annual	March 1, 2021
fund operating expenses after fee waiver will not exceed 0.20%.

EAGG	iShares ESG U.S. Aggregate Bond ETF	With respect to the Fund, an amount equal to the aggregate Acquired Fund Fees and	June 30, 2024
Expenses (as defined by the SEC in the instructions to form N-1A), if any, attributable to investments by the Fund in other registered investment companies advised by BFA, or its affiliates.

IBDU	iShares iBonds Dec 2029 Term Corporate ETF	With respect to the Fund, an amount equal to the aggregate Acquired Fund Fees and	Upon the termination
		Expenses (as defined by the SEC in the instructions to form N-1A), if any, attributable to	date of the fund
investments by the Fund in other funds advised by BFA or its affiliates.

IBTA	iShares iBonds Dec 2021 Term Treasury ETF	With respect to the Fund, an amount equal to the aggregate Acquired Fund Fees and	Upon the termination
		Expenses (as defined by the SEC in the instructions to form N-1A), if any, attributable to	date of the fund
investments by the Fund in other funds advised by BFA or its affiliates.

IBTB	iShares iBonds Dec 2022 Term Treasury ETF	With respect to the Fund, an amount equal to the aggregate Acquired Fund Fees and	Upon the termination
		Expenses (as defined by the SEC in the instructions to form N-1A), if any, attributable to	date of the fund
investments by the Fund in other funds advised by BFA or its affiliates.

IBTD	iShares iBonds Dec 2023 Term Treasury ETF	With respect to the Fund, an amount equal to the aggregate Acquired Fund Fees and	Upon the termination
		Expenses (as defined by the SEC in the instructions to form N-1A), if any, attributable to	date of the fund
investments by the Fund in other funds advised by BFA or its affiliates.

IBTE	iShares iBonds Dec 2024 Term Treasury ETF	With respect to the Fund, an amount equal to the aggregate Acquired Fund Fees and	Upon the termination
		Expenses (as defined by the SEC in the instructions to form N-1A), if any, attributable to	date of the fund
investments by the Fund in other funds advised by BFA or its affiliates.

IBTF	iShares iBonds Dec 2025 Term Treasury ETF	With respect to the Fund, an amount equal to the aggregate Acquired Fund Fees and	Upon the termination
		Expenses (as defined by the SEC in the instructions to form N-1A), if any, attributable to	date of the fund
investments by the Fund in other funds advised by BFA or its affiliates.

IBTG	iShares iBonds Dec 2026 Term Treasury ETF	With respect to the Fund, an amount equal to the aggregate Acquired Fund Fees and	Upon the termination
		Expenses (as defined by the SEC in the instructions to form N-1A), if any, attributable to	date of the fund
investments by the Fund in other funds advised by BFA or its affiliates.

IBTH	iShares iBonds Dec 2027 Term Treasury ETF	With respect to the Fund, an amount equal to the aggregate Acquired Fund Fees and	Upon the termination
		Expenses (as defined by the SEC in the instructions to form N-1A), if any, attributable to	date of the fund
investments by the Fund in other funds advised by BFA or its affiliates.

IBTI	iShares iBonds Dec 2028 Term Treasury ETF	With respect to the Fund, an amount equal to the aggregate Acquired Fund Fees and	Upon the termination
		Expenses (as defined by the SEC in the instructions to form N-1A), if any, attributable to	date of the fund
investments by the Fund in other funds advised by BFA or its affiliates.

IBTJ	iShares iBonds Dec 2029 Term Treasury ETF	With respect to the Fund, an amount equal to the aggregate Acquired Fund Fees and	Upon the termination
		Expenses (as defined by the SEC in the instructions to form N-1A), if any, attributable to	date of the fund
investments by the Fund in other funds advised by BFA or its affiliates.

USHY	iShares Broad USD High Yield Corporate Bond	With respect to the Fund, a portion of its management fee such that the Fund's total annual	February 28, 2021
	ETF	fund operating expenses after fee waiver will not exceed 0.15%.

EAOK	iShares ESG Aware Conservative Allocation	With respect to the Fund, an amount equal to the Acquired Fund Fees and Expenses (as	November 30, 2025
	ETF	defined by the SEC in the instructions to form N-1A), if any, attributable to the Fund's investments in other series of iShares Trust and iShares, Inc., provided that the waiver be no greater than the Fund's management fee.

EAOM	iShares ESG Aware Moderate Allocation ETF	With respect to the Fund, an amount equal to the Acquired Fund Fees and Expenses (as	November 30, 2025
defined by the SEC in the instructions to form N-1A), if any, attributable to the Fund's investments in other series of iShares Trust and iShares, Inc., provided that the waiver be no greater than the Fund's management fee.

EAOR	iShares ESG Aware Growth Allocation ETF	With respect to the Fund, an amount equal to the Acquired Fund Fees and Expenses (as	November 30, 2025
defined by the SEC in the instructions to form N-1A), if any, attributable to the Fund's investments in other series of iShares Trust and iShares, Inc., provided that the waiver be no greater than the Fund's management fee.

EAOA	iShares ESG Aware Aggressive Allocation ETF	With respect to the Fund, an amount equal to the Acquired Fund Fees and Expenses (as	November 30, 2025
defined by the SEC in the instructions to form N-1A), if any, attributable to the Fund's investments in other series of iShares Trust and iShares, Inc., provided that the waiver be no greater than the Fund's management fee.

SGOV	iShares 0-3 Month Treasury Bond ETF	With respect to the Fund, a portion of its management fee such that the Fund's total annual	June 30, 2022
fund operating expenses after fee waiver will not exceed 0.07%.

ISHARES TRUST on behalf of each FUND		BLACKROCK FUND ADVISORS
By:	_/s/ Lezlie Iannone__________	By:_/s/ Deepa Damre Smith_	_
	Lezlie Iannone	Deepa Damre Smith
	Assistant Secretary, iShares Trust	Managing Director
Dated:	May 19, 2020

[Signature Page to Amended Schedule A of Master Advisory Fee Waiver Agreement]